UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/15/2010

Dick's Sporting Goods, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31463

Delaware	16-1241537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

345 Court Street
Coraopolis, PA 15108
(Address of principal executive offices, including zip code)

724-273-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On September 15, 2010, the Board of Directors (the "Board") of Dick's Sporting Goods, Inc. (the "Company") elected Jacqualyn A. Fouse to serve on the Board, effective immediately. Ms. Fouse will serve as a Class C Director, with her current term expiring at the Company's 2011 annual stockholders' meeting. The Board has determined that Ms. Fouse qualifies as an "independent director" under the New York Stock Exchange Corporate Governance Rules and as an "audit committee financial expert" within the meaning of Item 407 of Regulation S-K, and the Board has appointed her as a member of the Board's Audit Committee. In connection with the appointment of Ms. Fouse to the Audit Committee, Lawrence J. Schorr will no longer serve on the Audit Committee.
        Effective September 27, 2010, Ms. Fouse will be joining Celgene Corporation, a global biopharmaceutical company (NASDAQ: CELG), to serve as its Chief Financial Officer. Since July 2007, Ms. Fouse has served as the Chief Financial Officer of Bunge Limited (NYSE: BG), a global agribusiness and food company. From 2006 to 2007, Ms. Fouse was the Senior Vice President, Chief Financial Officer and Corporate Strategy, at Alcon, Inc. (NYSE: ACL), a global eye care company. In addition, from 2002, she was Alcon's Senior Vice President and Chief Financial Officer. Previously, Ms. Fouse held a variety of senior finance positions at Alcon and its then majority owner Nestle SA.
        There were no arrangements or understandings between Ms. Fouse and any other person pursuant to her election as a director, and there are and have been no transactions since the beginning of the Company's last fiscal year, or currently proposed, regarding Ms. Fouse that are required to be disclosed by Item 404(a) of Regulation S-K.
        The Company issued a press release dated September 16, 2010, announcing the election of Ms. Fouse to the Board. The press release is set forth in its entirety and filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:
Exhibit No.        Description

99.1                Press Release dated September 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dick's Sporting Goods, Inc.

Date: September 16, 2010	By:	/s/ Timothy E. Kullman
Timothy E. Kullman
Executive Vice Presdient, Finance, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated September 16, 2010